Exhibit 10.29

AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This Amendment to Securities Purchase Agreement (this “Amendment”) is made as of the 1st day of December 2008, by and among NewCardio, Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages to that certain Securities Purchase Agreement (the “SPA”), dated as of  December 27, 2007, between Marine Park Holdings, Inc., a Delaware corporation and the Purchasers identified on the signature pages thereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”).

Capitalized terms defined in the SPA and not otherwise defined herein shall have the same meanings as ascribed to them in the SPA.

WHEREAS, by a vote of the Purchasers holding 67% in interest of each class of the Securities that are issued and outstanding, this Amendment has been approved;

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the SPA is hereby amended as follows:

1.  Wherever it appears in the SPA, the term “Certificate of Designation” shall be replaced with “Certificates of Designation” that shall mean (x) the Certificate of Preferences, Rights and Limitations of Series A 10% Convertible Preferred Stock, as amended by the Amendment to Certificate of Designation attached hereto as Exhibit A, and (y) the Certificate of Preferences, Rights and Limitations of Series B Convertible Preferred Stock attached hereto as Exhibit B, to be filed with the Secretary of State of the State of Delaware.

2.  a.  The terms “Conversion Price”, “Exempt Issuance”, “Merger Date”, and “Participation Maximum” are hereby deleted in their entirety.

b.  The term “Legend Removal Date” shall be amended in its entirety to mean the third Trading Day following the later to occur of (x) delivery by a Purchaser of a certificate representing Underlying Shares (together with customary representations ), and (y) the last day of the Lock-Up Period (hereinafter defined).

c.  The term “Lock-Up Period” shall be added to the SPA and shall mean the period commencing on the date the Company provides written notice (the “Notice Date”) to the Purchasers that it has entered into an agreement with an investment bank or placement agent for the private placement of debt securities and/or equity or equity-linked securities, generating net proceeds to the Company of at least $10 million (a “Financing Transaction”), and ending on the earlier to occur of (x) the date that is 90 days from the Notice Date if no Financing Transaction has been consummated, (y) the date that is 180 days after the closing of a Financing Transaction, or (z) September 30, 2009.

3.  The term “Preferred Stock” is amended in its entirety to mean, collectively, the Series A Preferred (hereinafter defined) and Series B Preferred (hereinafter defined).  For purposes hereof, the term “Series A Preferred” shall mean the up to 12,000 shares of the Company’s 10% Series A Convertible Preferred Stock and the term “Series B Preferred” shall mean the up to 18,000 shares of the Company’s Series B Convertible Preferred Stock.

4.  The terms “Registration Rights Agreement”, “Registration Statement”, “Stated Value”, “Subscription Amount”, “Subsequent Financing”, “Subsequent Financing Notice”, and “VWAP”, are hereby deleted in their entirety.

5.  The term “Transaction Documents” is amended in its entirety to mean the SPA (as amended hereby), the Certificates of Designation, and the Warrants, together with all schedules and exhibits thereto and hereto.

6.  On the date of this Amendment:

a)
the Series A Preferred will be exchanged for Series B Preferred at the rate of 105 Series B Preferred for every 100 Series A Preferred, with fractional shares being rounded up or down to the nearest whole share;

b)
(i) Vision Opportunity Master Fund, Ltd. (‘Vision Opp”) shall exercise $1,543,750 of its J Warrant, at the exercise price of $1.235 per share of Common Stock, for which it shall receive 1,250 Series B Preferred in lieu of the Common Stock it otherwise would have been entitled to receive, and (ii) Vision Capital Advantage Fund, LP (“Vision Adv”) shall exercise $455,715 of its J Warrant, at the exercise price of $1.235 per share of Common Stock, for which it shall receive 369 Series B Preferred in lieu of the Common Stock it otherwise would have been entitled to receive;

c)
Platinum – Montaur Life Sciences, LLC (“Platinum”) shall exercise $800,280 of its J Warrant, at the exercise price of $1.235 per share of Common Stock, for which it shall receive 648 Series B Preferred in lieu of the Common Stock it otherwise would have been entitled to receive;

d)
(i) Vision Opp shall receive 1,163 Series B Preferred in consideration for the cancelation of the balance of its J Warrant and a total of 1,246 Series B Preferred in consideration for the cancelation of the balance of its J-A Warrant, and (ii) Vision Adv shall receive 344 Series B Preferred in consideration for the cancelation of the balance of its J Warrant and a total of 368 Series B Preferred in consideration for the cancelation of the balance of its J-A Warrant;

e)
Platinum will receive a total of 603 Series B Preferred in consideration for the cancelation of the balance of its J Warrant and a total of 645 Series B Preferred in consideration for the cancelation of the balance of its J-A Warrant; and

f)	The Series A Warrant will be amended and restated in form and substance as the Amended and Restated A Warrant attached hereto as Exhibit C.

7.            Sections 2.1, 2.2 and 2.3 of the SPA are hereby deleted in their entirety.

8.            Wherever the words “on the date hereof”, “as of the date hereof” or other similar words that, in the SPA as of December 27, 2007, were intended to refer to December 27, 2007, the same shall continue to mean December 27, 2007.

9.            Paragraph 3.1(aa) of the SPA is hereby deleted in its entirety.

10.           The first sentence of paragraph 4.1(a) of the SPA is amended in its entirety to read as follows:  “Except to the extent covered by an effective registration statement on Form S-1, the Securities may only be disposed of in compliance with state and federal securities laws.

11.           The first sentence of Section 4.6 of the SPA is hereby deleted in its entirety.

12.           Section 4.9 of the SPA is hereby amended and restated in its entirety to read as follows:

4.9	Lock-Up.

a)  No Holder of Preferred Stock, or the Warrants, without first obtaining the prior written consent of the Corporation, during the Lock-Up Period (1) may offer, pledge, announce the intention to sell, sell, contract to sell, sell a stock short, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any shares of Preferred Stock or Conversion Shares (including without limitation, Preferred Stock or Conversion Shares which may be deemed to be beneficially owned by the Holder in accordance with the rules and regulations of the Commission), or Warrants or Warrant Shares (including without limitation, Warrants or Warrant Shares which may be deemed to be beneficially owned by the Holder in accordance with the rules and regulations of the Commission) (such Preferred Stock, Conversion Shares, Warrants and Warrant Shares, being hereinafter collectively referred to the “Lock-Up Securities”), or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Lock-Up Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.  In addition, during the Lock-Up Period, no Holder of any of the Lock-Up Securities, without the prior written consent of the Corporation, shall make any demand for or exercise any right with respect to, the registration of any Lock-up Securities or any security convertible into or exercisable or exchangeable for the Lock-Up Securities.

b)  Notwithstanding the foregoing, the restrictions set forth in clause (1) and (2) above shall not apply to (a) transfers (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) with the prior written consent of the Corporation, (iv) to an Affiliate of the Holder; provided such Affiliate agrees in writing to be bound by the terms hereof, or (b) the establishment of any 10b5-1 selling plan provided the initial sale date under such plan occurs after the end of the Lock-Up Period.  For purposes of this provision, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.  None of the restrictions set forth in this Section shall apply to securities acquired by a Holder in open market transactions or to securities acquired by a Holder before the Effective Date.

c)  In furtherance of the foregoing, the Corporation, and any duly appointed transfer agent for the registration or transfer of the Lock-Up Securities and Common Stock, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Section and they are authorized to place a restrictive legend with regard to the limitations on transfer imposed by this Section on any certificate evidencing suchLock-Up Securities.

13.           Sections 4.12, 4.13 and 4.17 of the SPA are hereby deleted in their entirety.

14.           Sections 5.1 and 5.2 of the SPA are hereby deleted in their entirety.

15.           The Company’s Registration Statement on Form S-1, declared effective on August 29, 2008, shall be allowed to lapse and the Company shall have no further obligations in respect thereof, and the Registration Rights Agreement shall terminate as the date hereof and be of no further force or effect.

16.           The Company shall, by 5:00 pm on the 4th Business Day immediately following the date hereof, issue a Current Report on Form 8-K, disclosing the material terms of the transactions contemplated hereby.

17.           Except as amended hereby, the SPA remains in force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NewCardio, Inc.	Address: 2350 Mission College Blvd. Suite 1175 Santa Clara, CA 95054 Facsimile Number: 775-254-5118 E-mail: rbrounstein@newcardio.com
By: s/s Richard D. Brounstein Name: Richard D. Brounstein Title: Executive Vice President, CFO & Secretary
With a copy to (which shall not constitute notice):

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 [PURCHASER SIGNATURE PAGES TO AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Vision Opportunity Master Fund, Ltd.

Signature of Authorized Signatory of Purchaser: s/s Adam Benowitz

Name of Authorized Signatory: Adam Benowitz

Title of Authorized Signatory: Director

Email Address of Authorized Signatory: ___________________________________________

Fax Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:	c/o Vision Capital Advisors 20 W 55th Street, 5th Fl. New York, NY 10019 Attn.: Jess Jones or Kim Gabriel

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Shares of Series A Preferred Stock:____________

A Warrants (Warrant Shares):_______________

J Warrants (Warrant Shares):_________________

J-A Warrants (Warrant Shares):_______________

EIN Number:  ____________________________

[SIGNATURE PAGES CONTINUE]

 [PURCHASER SIGNATURE PAGES TO AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Vision Capital Advantage fund, L.P.

Signature of Authorized Signatory of Purchaser: s/s Adam Benowitz

Name of Authorized Signatory: Adam Benowitz

Title of Authorized Signatory: Authorized signatory of VCAF GP, LLC

Email Address of Authorized Signatory: ___________________________________________

Fax Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:	c/o Vision Capital Advisors 20 W 55th Street, 5th Fl. New York, NY 10019 Attn.: Jess Jones or Kim Gabriel

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Shares of Series A Preferred Stock:____________

A Warrants (Warrant Shares):________________

J Warrants (Warrant Shares):_________________

J-A Warrants (Warrant Shares):_______________

EIN Number:  ____________________________

[SIGNATURE PAGES CONTINUE]

 [PURCHASER SIGNATURE PAGES TO AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  Platinum – Montaur Life Sciences, LLC

Signature of Authorized Signatory of Purchaser: s/s Michael M. Goldberg, MD

Name of Authorized Signatory: Michael M. Goldberg, MD

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Fax Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:	Platinum - Montaur Life Sciences, LLC c/o Montaur Capital Partners 152 W 57th St. 4th Floor – Platinum New York, NY 10019 Attn.: Michael M. Goldberg, MD, Principal

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Shares of Series A Preferred Stock:____________

A Warrants (Warrant Shares):_________________

J Warrants (Warrant Shares):_________________

J-A Warrants (Warrant Shares):_______________

EIN Number:  ____________________________

[SIGNATURE PAGES CONTINUE]

 [PURCHASER SIGNATURE PAGES TO AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Harborview Master Fund LP

By:    Navigator Management Ltd., its authorized signatory

By:  /s/ Dave Sims
Name:  Dave Sims
Title:  Authorized Signatory

Email Address of Authorized Signatory: ___________________________________________

Fax Number of Authorized Signatory: 284-494-4771

Address for Notice of Purchaser:	Harbor House, 2nd Floor Waterfront Drive P.O. Box 972 Road Town, Tortola VG 1110 British Virgin Islands

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Shares of Series A Preferred Stock:____________

A Warrants (Warrant Shares):_________________

J Warrants (Warrant Shares):_________________

J-A Warrants (Warrant Shares):_______________

EIN Number:  ____________________________

 [PURCHASER SIGNATURE PAGES TO AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Enable Growth Partners LP

Signature of Authorized Signatory of Purchaser: s/s Brendan O’Neil

Name of Authorized Signatory: Brendan O’Neil

Title of Authorized Signatory: President and Chief Investment Officer

Email Address of Authorized Signatory:

Fax Number of Authorized Signatory: 415-677-1578

Address for Notice of Purchaser:	One Ferry Building Suite 255 San Francisco, CA 94111

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Shares of Series A Preferred Stock:____________

A Warrants (Warrant Shares):_________________

J Warrants (Warrant Shares):_________________

J-A Warrants (Warrant Shares):_______________

EIN Number:  ____________________________

Exhibit A

(See Exhibit 4.9 to this Form 8-K)

Exhibit B

(See Exhibit 4.10 to this Form 8-K)

Exhibit C

(See Exhibit 4.11 to this Form 8-K)